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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 2001

                                 SUSSEX BANCORP
                                 --------------
             (Exact name of registrant as specified in its charter)

        New Jersey                     0-29030                 22-3475473
-----------------------------         ---------               ------------
(State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                    File Number)          Identification No.)


                            399 Route 23
                        Franklin, New Jersey                    07416
            ----------------------------------------         ----------
            (Address of principal executive offices)         (Zip Code)



        Registrant's telephone number, including area code (973) 827-2914
                                                           --------------

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

Item 5.  Other events.
         ------------

               The Registrant issued a press release on July 19, 2001 announcing results for the second quarter, 2001.

Item 7.  Exhibits.
         --------

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.                 Description
         -----------                 -----------
             99 Press release announcing results for the second quarter, 2001.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, Sussex Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUSSEX BANCORP
                                           (Registrant)


Dated:   July 19, 2001                    By: /s/ Candace A. Leatham
                                              ----------------------
                                              CANDACE A. LEATHAM
                                              Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


         Exhibit No.     Description
         -----------     -----------

             99          Press release announcing results
                         for the second quarter, 2001.